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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3 of our report, dated February 11, 1994 on our audit of the consolidated financial statements of Aztar Corporation. We also consent to the reference to our firm under the caption "Experts".



/s/ COOPERS & LYBRAND
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COOPERS & LYBRAND


Phoenix, Arizona
June 14, 1994